UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
JULY 14, 2010
Date of Report (date of Earliest Event Reported)
Converted Organics Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33304	20-4075963
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
137A LEWIS WHARF, BOSTON, MASSACHUSETTS 02110
(Address of principal executive offices and zip code)
617-624-0111
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events
Item 9.01 Financial Statement and Exhibits
SIGNATURE
Ex-99.1

IMPORTANT NOTICES
In connection with the proposed transaction described in Item 8.01 below, Converted Organics Inc. (“COIN”) intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF COIN ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY COIN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement without charge from COIN. The proxy statement and the other relevant materials, when available, and any other documents filed by COIN with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. You may also read and copy any reports, statements and other information filed by COIN with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
COIN and its directors and executive officers may be deemed to be participants in the solicitation of proxies from COIN stockholders in favor of the proposed transaction. Certain directors and executive officers of COIN have interests in the transaction that may differ from the interests of stockholders generally, including without limitation the ownership of equity interests in TerraSphere Systems, LLC. Information concerning COIN’s directors and executive officers, including descriptions of their security holdings, is set forth in the publicly filed documents of COIN. Stockholders may obtain more detailed information regarding the direct and indirect interests of COIN and its directors and executive officers in the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.
Item 8.01 Other Events.
     On July 7, 2010, Converted Organics Inc., a Delaware corporation (“COIN”), filed a Current Report on Form 8-K to report that on July 6, 2010, a Membership Interest Purchase Agreement (the “Purchase Agreement”) was entered into by and among COIN, TerraSphere, Inc. a newly formed Delaware corporation and wholly owned subsidiary of COIN, TerraSphere Systems, LLC, a Massachusetts limited liability company (“TerraSphere”) and the individuals owners of TerraSphere.
     Attached as Exhibit 99.1 is COIN’s July 2010 investor presentation. COIN expects to utilize such presentation in meetings with investors regarding its proposed acquisition of TerraSphere.
Item 9.01 Financial Statement and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Investor Presentation, July 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.
Date: July 14, 2010	By:	/s/ Edward J. Gildea
		Name:	Edward J. Gildea
		Title:	Chief Executive Officer